Exhibit 99.1
MOR-1	UNITED STATES BANKRUPTCY COURT
CASE NAME:	TXCO Resources Inc.	PETITION DATE:	05/17/09
CASE NUMBER:	09-51807-RBK	DISTRICT OF TEXAS:	Western
PROPOSED PLAN DATE:	To Be Determined	DIVISION:	San Antonio

MONTHLY OPERATING REPORT SUMMARY FOR MONTH				November	YEAR	2009

MONTH	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09	Nov-09	Dec-09
REVENUES (MOR-6)	2,034,216	4,318,042	4,121,724	4,442,504	4,009,460	4,407,598	4,729,384	-
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	491,919	2,328,415	906,338	2,273,926	1,798,807	2,109,235	2,664,196	-
NET INCOME (LOSS) (MOR-6)	(2,673,142)	(42,394,974)	(5,275,433)	(4,582,222)	(36,395,502)	(4,304,310)	(4,320,890)	-
PAYMENTS TO INSIDERS (MOR-9)	30,068	170,286	208,040	128,928	182,247	184,475	135,698	-
PAYMENTS TO PROFESSIONALS (MOR-9)	-	200,000	208,734	661,424	200,000	709,266	492,970	-
TOTAL DISBURSEMENTS, net of intercompany (MOR-7)	2,969,736	6,004,009	9,507,809	5,574,087	7,126,160	7,747,403	5,129,085

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

CIRCLE ONE
REQUIRED INSURANCE MAINTAINED						Are all accounts receivable being collected within terms?	Yes	No
AS OF SIGNATURE DATE					EXP.	Are all post-petition liabilities, including taxes, being paid within terms?	Yes	No
					DATE	Have all tax returns and other required government filings been timely paid?	Yes	No
CASUALTY	YES	☒	NO	☐	11/01/10	Have any pre-petition liabilities been paid?	Yes	No
LIABILITY	YES	☒	NO	☐	11/01/10	If so, describe Various pre-petition accounts pursuant to orders approved by the court
VEHICLE	YES	☒	NO	☐	11/01/10	Are all funds received being deposited into Debtor in Possession bank accounts?	Yes	No
WORKER'S	YES	☒	NO	☐	11/01/10	Were any assets disposed of outside the normal course of business?	Yes	No
OTHER D&O	YES	☒	NO	☐	06/15/10	If so, describe ___________________________________
						Are all U.S. Trustee Quarterly Fee Payments current?	Yes	No
What is the status of your Plan of Reorganization? Plan was filed 11/12/09

ATTORNEY NAME:	Deborah D. Williamson		I certify under penalty of perjury that the following complete
FIRM NAME:	Cox Smith Matthews Inc.	INITIALS _______	Monthly Operating Report (MOR), consisting of MOR-1 through
ADDRESS:	112 East Pecan Street		MOR-9 plus attachments, is true and correct.
	Suite 1800	DATE _______
CITY, STATE, ZIP:	San Antonio, TX 78205		SIGNED X /s/Richard A. Sartor TITLE: Controller
TELEPHONE/FAX:	(210) 554-5500/(210) 226-8395	UST USE ONLY	(ORIGINAL SIGNATURE)
			Richard A. Sartor	DATE Revised:
MOR-1			(PRINT NAME OF SIGNATORY)	1/7/2010

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
ASSETS	FILING DATE*	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09	11/30/09	12/31/09
CURRENT ASSETS
Cash	1,040,168	3,533,033	6,566,244	7,314,563	6,365,796	7,714,567	8,712,911	11,463,128
Accounts Receivable, Net	19,637,217	19,110,572	18,362,178	16,407,102	17,060,636	17,370,309	17,698,592	16,015,101
Accounts Receivable, Intercompany	-	-	-	-	-	-	-	-
Inventory: Lower of Cost or Market	-	-	-	-	-	-	-	-
Prepaid Expenses	2,994,921	3,924,951	7,967,127	9,086,819	8,633,516	8,160,787	7,748,873	5,630,739
Other	-	-	-	-	-	-	-	-
TOTAL CURRENT ASSETS	23,672,306	26,568,556	32,895,549	32,808,483	32,059,948	33,245,663	34,160,375	33,108,968
Investments in Subsidiaries	-	-	-	-	-	-	-	-
NET BOOK VALUE OF PP & E	406,246,694	401,334,473	361,391,937	360,896,959	358,382,538	329,555,907	327,701,238	328,630,735
OTHER ASSETS
1. Deferred tax asset	107,362	214,725	0	107,363	0	0	(1)	-
2. Accrued derivative assets-long term	-	-	-	-	-	-	-	-
3. Deferred Financing Fees & Other assets	3,769,818	3,745,802	3,645,205	3,546,893	3,442,984	3,336,890	3,230,583	3,132,937
TOTAL ASSETS	433,796,179	431,863,556	397,932,690	397,359,698	393,885,471	366,138,460	365,092,196	364,872,640	-

Note: See attached Exhibit 2H for additional information
MOR-2	* Per SOFA and Schedules, assets reported on Filing Date stated as of 4/30/09.	Revised:	1/7/2010

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
ASSETS	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass**	Per Financials
	11/30/2009	11/30/2009	11/30/2009	11/30/2009	11/30/2009	11/30/2009	11/30/2009	11/30/2009	11/30/2009	11/30/2009	11/30/2009	11/30/2009	11/30/2009
CURRENT ASSETS
Cash	8,881,204	-	175	0	(1)	2,123	281	224	-	1,193,643	1,385,479	-	11,463,128
Accounts Receivable, Net	9,749,245	3,784,809	2,830	-	-	364,525	4,709,128	89,829	-	651,750	1,371,111	(4,708,125)	16,015,101
Accounts Receivable, Intercompany	160,672,343	(127,499,396)	2,743,113	6,018,898	(2,841,677)	(325,821)	76,987	(17,476,913)	-	1,710,146	(21,663,461)	(1,414,218)	-
Inventory: Lower of Cost or Market	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid Expenses	4,403,907	852,370	-	-	-	7,960	2,220	-	-	31,176	152,853	180,254	5,630,739
Other	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL CURRENT ASSETS	183,706,699	(122,862,216)	2,746,118	6,018,898	(2,841,678)	48,786	4,788,615	(17,386,860)	-	3,586,715	(18,754,019)	(5,942,090)	33,108,968
Investments in Subsidiaries	108,794,491	-	61,593	-	-	-	-	-	-	78,815,188	-	(187,671,272)	-
NET BOOK VALUE OF PP & E	70,478,745	138,830,983	-	-	-	71,361	7,343,428	1,923,816	-	12,651,745	101,486,787	(4,156,131)	328,630,735
OTHER ASSETS
1. Deferred tax asset	6,642,216	-	-	-	-	-	-	-	-	-	-	(6,642,216)	-
2. Accrued derivative assets-long term	-	-	-	-	-	-	-	-	-	-	-	-	-
3. Deferred Financing Fees & Other assets	3,120,954	-	-	-	-	-	-	881	-	2,325	8,777	-	3,132,937
TOTAL ASSETS	372,743,104	15,968,767	2,807,711	6,018,898	(2,841,678)	120,147	12,132,043	(15,462,162)	-	95,055,974	82,741,545	(204,411,708)	364,872,640

MOR-2H
**A.   Elimination Entries - Through the consolidation process, related party or intercompany transactions are eliminated or offset to allow for the combination (consolidation) of a group of related entities.
	Revised:	1/7/2010

**B.    Reclass Entries - Allows for the repositioning of specific transactions within the financial statement.  Because of the events of default, the preferred stock, usually an Equity item is required to be presented as Debt in the Liabilities section of the balance sheet.

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
LIABILITIES & OWNER'S	FILING DATE*	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
EQUITY	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09	11/30/09	12/31/09
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	-	5,769,855	14,195,942	19,867,171	20,750,226	27,456,910	30,714,393	33,953,971
PRE-PETITION LIABILITIES
Secured Debt	165,649,793	150,414,315	150,414,315	150,414,315	150,414,315	150,414,315	150,414,315	150,414,315
Priority Debt - Ad Valorem Taxes	744,937	744,937	744,937	744,937	744,937	744,937	744,937	744,937
UNSECURED DEBT
Trade Payables	63,511,268	63,924,744	65,367,664	64,835,126	66,330,669	65,315,043	65,162,859	65,774,088
Redeemable preferred stock	94,486,129	94,487,908	94,487,908	94,487,908	94,487,908	94,487,908	94,487,908	94,487,908
Accrued Preferred Stock Interest Payable	-	4,126,057	3,627,407	3,627,407	3,627,407	3,627,407	3,627,407	3,627,407
Other Payables & Accrued Liabilities	-	5,488,875	2,766,462	2,790,804	1,628,125	2,886,450	2,665,412	3,024,015
Undistributed revenue	-	555,147	1,188,489	10	-	-	-	0
Installment Obligations	-	191,586	143,690	95,793	47,897	-	433,517	385,348
Asset retirement obligation	-	9,889,399	11,180,699	12,016,699	12,016,699	13,823,890	13,823,890	13,823,890
Other Non-GAAP Claims (Litigation)	6,070,723	-	-	-	-	-	-	-
TOTAL PRE-PETITION LIABILITIES	330,462,851	329,822,969	329,921,571	329,012,999	329,297,956	331,299,949	331,360,245	332,281,908
TOTAL LIABILITIES	330,462,851	335,592,824	344,117,513	348,880,170	350,048,183	358,756,859	362,074,638	366,235,879
OWNER'S EQUITY (DEFICIT)
COMMON STOCK	388,852	387,757	387,757	387,757	387,752	387,747	387,747	387,740
ADDITIONAL PAID-IN CAPITAL	150,796,131	150,490,554	150,638,383	150,786,576	150,934,972	151,083,202	151,231,879	151,380,389
RETAINED EARNINGS: Filing Date	(50,424,832)	(50,424,832)	(50,424,832)	(50,424,832)	(50,424,832)	(50,424,832)	(50,424,832)	(50,424,832)
RETAINED EARNINGS: Post Filing Date	-	(6,535,817)	(48,930,791)	(54,206,224)	(58,788,446)	(95,183,949)	(99,488,259)	(103,809,149)
LESS CHANGE IN FV OF DERIVATIVES	3,663,730	3,455,320	3,246,911	3,038,501	2,830,092	2,621,682	2,413,273	2,204,863
LESS TREASURY STOCK, AT COST	(1,090,552)	(1,102,249)	(1,102,249)	(1,102,249)	(1,102,249)	(1,102,249)	(1,102,249)	(1,102,249)
TOTAL OWNER'S EQUITY (NET WORTH)	103,333,328	96,270,732	53,815,178	48,479,529	43,837,288	7,381,601	3,017,558	(1,363,238)
TOTAL LIABILITIES & OWNERS EQUITY	433,796,179	431,863,556	397,932,690	397,359,698	393,885,471	366,138,460	365,092,196	364,872,640

Note: See attached Exhibit 3H for additional information.
MOR-3
*  Per SOFA and Schedules, Liabilities stated as of Filing Date. Pre-Petition liabilities include non-GAAP items such as contingent, unliquidated & disputed claims.
Retained Earnings includes Non-GAAP adjustment to balance.
		Revised:	1/7/2010

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
LIABILITIES & OWNER'S	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass**	Per Financials
EQUITY	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	28,160,610	40,806	-	-	-	399	5,221	5,235		93,869	(695,809)	6,343,640	33,953,971
PRE-PETITION LIABILITIES
Secured Debt	150,000,000	-	-	-	-	-	414,315	-	-	-	-	-	150,414,315
Priority Debt - Ad Valorem Taxes	455,992	-	-	-	-	661	-	610	-	1,692	285,982	-	744,937
UNSECURED DEBT
Trade Payables	62,170,310	-	63,414	196,838	853,662	227,450	421,755	7,013,694	-	615,709	1,519,546	(7,308,290)	65,774,088
Redeemable preferred stock	27,579,577	-	-	-	-	-	-	-	-	-	-	66,908,331	94,487,908
Accrued Preferred Stock Interest Payable	9,922,867	-	-	-	-	-	-	-	-	-	-	(6,295,460)	3,627,407
Other Payables & Accrued Liabilities	5,118,896	6,200,877	-	-	-	(1,557)	57	8,636	-	147,440	313,751	(8,764,086)	3,024,015
Undistributed revenue	(965,829)	-	-	-	-	-	-	-	-	225,997	739,832	-	0
Installment Obligations	385,348	-	-	-	-	-	-	-	-	-	-	-	385,348
Deferred Income Taxes	-	-	-	-	-	-	-	-	-	-	6,642,216	(6,642,216)	-
Asset retirement obligation	11,129,238	-	-	-	-	-	-	-	-	680,732	2,013,920	-	13,823,890
Other Non-GAAP Claims (Litigation)	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL PRE-PETITION LIABILITIES	265,796,399	6,200,877	63,414	196,838	853,662	226,554	836,128	7,022,941	-	1,671,570	11,515,247	37,898,278	332,281,908
TOTAL LIABILITIES	293,957,009	6,241,683	63,414	196,838	853,662	226,953	841,349	7,028,175	-	1,765,439	10,819,437	44,241,918	366,235,879
OWNER'S EQUITY (DEFICIT)
COMMON STOCK	387,740	-	100	-	-	1,000	-	-	-	-	-	(1,100)	387,740
ADDITIONAL PAID-IN CAPITAL	210,174,962	-	2,774,087	6,648,810	(2,713,489)	386,337	7,285,951	-	-	102,587,045	78,815,177	(254,578,492)	151,380,389
RETAINED EARNINGS: Filing Date	(181,454,042)	(76,121,725)	(100,358)	5,809,560	(251,816)	(181,676)	4,630,930	(22,002,246)	-	(157,797,552)	(126,231,591)	503,275,686	(50,424,832)
RETAINED EARNINGS: Post Filing Date	48,574,821	85,848,808	70,468	(6,636,310)	(730,035)	(312,467)	(626,187)	(488,091)	-	148,501,042	119,338,521	(497,349,720)	(103,809,149)
LESS CHANGE IN FV OF DERIVATIVES	2,204,863	-	-	-	-	-	-	-	-	-	-	-	2,204,863
LESS TREASURY STOCK, AT COST	(1,102,249)	-	-	-	-	-	-	-	-	-	-	-	(1,102,249)
TOTAL OWNER'S EQUITY (NET WORTH)	78,786,095	9,727,083	2,744,297	5,822,059	(3,695,340)	(106,806)	11,290,694	(22,490,338)	-	93,290,534	71,922,107	(248,653,626)	(1,363,238)
TOTAL LIABILITIES & OWNERS EQUITY	372,743,104	15,968,767	2,807,711	6,018,898	(2,841,678)	120,147	12,132,043	(15,462,162)	-	95,055,974	82,741,545	(204,411,708)	364,872,640

MOR-3H	**A.
Elimination Entries - Through the consolidation process, related party or intercompany transactions are eliminated or offset to allow for the combination (consolidation) of a group of related entities.
		Revised:	1/7/2010
**B.
Reclass Entries - Allows for the repositioning of specific transactions within the financial statement.  Because of the events of default, the preferred stock, usually an Equity item is required to be presented as Debt in the Liabilities section of the balance sheet.

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

SCHEDULE OF POST-PETITION LIABILITIES
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09	11/30/09	12/31/09
TRADE ACCOUNTS PAYABLE	-	1,510,254	4,811,147	3,503,397	3,667,247	6,648,172	4,719,686	6,175,541
TAX PAYABLE
Payroll taxes payable	-	-	7,370	11,720	11,803	12,253	3,358	4,187
Accrued income taxes payable	-	-	-	-	-	-	-	-
Ad Valorem Taxes	-	-	-	-	-	-	-	-
Other taxes payable	-	8,642	57,759	13,012	30,950	562	30,812	80,402
TOTAL TAXES PAYABLE	-	8,642	65,129	24,733	42,753	12,815	34,170	84,589
SECURED DEBT POST-PETITION	-	2,000,000	7,300,000	13,100,000	13,800,000	17,900,000	22,800,000	24,400,000
ACCRUED INTEREST PAYABLE	-	391,298	670,346	340,078	375,447	389,492	453,908	1,703
ACCRUED PROFESSIONAL FEES*
1. COURT APPROVED PROFESSIONALS	-	-	395,243	533,038	636,901	297,358	685,657	1,065,741
2. DUE COURSE PROFESSIONALS	-	-	556	5,921	12,413	27,774	27,774	51,678
OTHER ACCRUED LIABILITIES
1. UNDISTRIBUTED REVENUE	-	1,859,662	953,521	2,360,004	2,215,464	2,181,298	1,993,197	2,174,720
2. ASSET RETIREMENT OBLIGATION	-	-	-	-	-	-	-	-
3. INSTALLMENT OBLIGATIONS	-	-	-	-	-	-	-	-
TOTAL POST-PETITION LIABILITIES (MOR-3)	-	5,769,855	14,195,942	19,867,171	20,750,226	27,456,910	30,714,393	33,953,971
Note: See Exhibit 4H for additional information.
MOR-4	*Payment requires Court Approval	Revised:	1/7/2010

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

SCHEDULE OF POST-PETITION LIABILITIES
	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass	Per Financials
	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09
ACCT PAYABLE - TRADE - POST PETITION	(255,975)	-	-	-	-	-	3,519	2,559	-	79,649	(730,807)	6,343,640	5,442,584
ACCR COMMIT FEE PYBLE-DIP LOAN	640,000												640,000
PAYROLL PAYABLE	82,106							2,657		8,193			92,956
TRADE ACCOUNTS PAYABLE	466,131	-	-	-	-	-	3,519	5,216	-	87,842	(730,807)	6,343,640	6,175,541
TAX PAYABLE
Payroll taxes payable	3,527							19		641			4,187
Accrued income taxes payable													-
Ad Valorem Taxes													-
Other taxes payable	(1,186)	40,806				399				5,386	34,997		80,402
TOTAL TAXES PAYABLE	2,341	40,806	-	-	-	399	-	19	-	6,027	34,997	-	84,589
SECURED DEBT POST-PETITION	24,400,000	-	-	-	-	-	-	-	-	-	-	-	24,400,000
ACCRUED INTEREST PAYABLE
1. DIP LOAN	-	-	-	-	-	-	-	-	-	-	-	-	-
2. BMO	-	-	-	-	-	-	-	-	-	-	-	-	-
3. WESTERN NATIONAL BANK	-	-	-	-	-	-	1,703	-	-	-	-	-	1,703
ACCRUED PROFESSIONAL FEES*
1. COURT APPROVED PROFESSIONALS	1,065,741	-	-	-	-	-	-	-	-	-	-	-	1,065,741
2. DUE COURSE PROFESSIONALS	51,678	-	-	-	-	-	-	-	-	-	-	-	51,678
OTHER ACCRUED LIABILITIES
1. UNDISTRIBUTED REVENUE	2,174,720	-	-	-	-	-	-	-	-	-	-	-	2,174,720
2. ASSET RETIREMENT OBLIGATION	-	-	-	-	-	-	-	-	-	-	-	-	-
3. INSTALLMENT OBLIGATIONS	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL POST-PETITION LIABILITIES (MOR-3)	28,160,610	40,806	-	-	-	399	5,221	5,235	-	93,869	(695,809)	6,343,640	33,953,971
*Payment requires Court Approval
MOR-4H	Revised:	1/7/2010

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

AGING OF POST-PETITION LIABILITIES
MONTH         10/31/09

		TRADE	TAXES	SECURED	ACCRUED	OTHER
DAYS	TOTAL	ACCOUNTS	PAYABLE	DEBT	INTEREST PAYABLE	LIABILITIES
Current	28,575,074	2,908,186	31,484	22,800,000	453,908	2,381,495
0-29 Days	861,748	690,373	2,686			168,689
30-59 Days	1,075,269	1,075,269
60-89 Days	150,023	45,853				104,170
90+ Days	52,275					52,275
TOTAL	30,714,389	4,719,681	34,170	22,800,000	453,908	2,706,629

AGING OF POST-PETITION LIABILITIES
MONTH         11/30/09

		TRADE	TAXES	SECURED	ACCRUED	OTHER
DAYS	TOTAL	ACCOUNTS	PAYABLE	DEBT	INTEREST PAYABLE	LIABILITIES
Current	31,713,049	4,492,116	47,066	24,400,000	1,703	2,772,163
0-29 Days	482,474	294,909	34,837			152,728
30-59 Days	590,363	376,513	2,686			211,164
60-89 Days	1,012,002	1,012,002				-
90+ Days	156,084					156,084
TOTAL	33,953,971	6,175,541	84,589	24,400,000	1,703	3,292,139

AGING OF ACCOUNTS RECEIVABLE

	AGED AS OF	AGED AS OF	AGED AS OF	AGED AS OF	AGED AS OF	AGED AS OF
DAYS	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09	11/30/09
Current	5,434,640	4,596,248	5,248,645	5,188,428	5,312,175	5,626,115
0-29 Days	3,129,411	(21,561)	244,164	448,020	87,157	329,192
30-59 Days	1,981,704	3,119,268	(1,885)	177,663	638,195	62,901
60-89 Days	84,395	1,969,473	3,041,585	131,522	225,132	145,474
90+ Days	7,732,028	6,743,674	8,528,127	11,424,675	11,435,383	9,851,420
TOTAL	18,362,178	16,407,102	17,060,636	17,370,308	17,698,042	16,015,101

MOR-5	Revised:	1/7/2010

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

STATEMENT OF INCOME (LOSS)
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09	Nov-09	Dec-09	DATE
REVENUES (MOR-1)	2,034,216	4,318,042	4,121,724	4,442,504	4,009,460	4,407,598	4,729,384		28,062,927
TOTAL COST OF REVENUES	-	-	-	-	-	-	-		-
GROSS PROFIT	2,034,216	4,318,042	4,121,724	4,442,504	4,009,460	4,407,598	4,729,384		28,062,927
OPERATING EXPENSES:
LEASE OPERATIONS	561,460	1,235,682	1,563,682	1,256,610	1,294,267	1,287,337	1,226,658		8,425,695
DRILLING OPERATIONS	52,841	43,100	9,410	23,716	26,520	8,980	10,878		175,444
PRODUCTION TAXES	94,301	165,436	109,771	196,504	166,900	223,674	227,108		1,183,694
EXPLORATION EXPENSES	472,109	63,268	630,028	160,258	146,561	171,155	42,232		1,685,611
DRY HOLE COSTS	-	-	-	-	-	-	-		-
GAS GATHERING OPERATIONS	1,279	2,294	10,774	-	-	2,656	(81)		16,923
GENERAL AND ADMINISTRATIVE	360,307	479,846	891,722	531,490	576,404	604,561	558,392		4,002,723
TOTAL OPERATING EXPENSES	1,542,297	1,989,627	3,215,386	2,168,578	2,210,652	2,298,363	2,065,188		15,490,089
INCOME BEFORE INT, DEPR/TAX (MOR-1)	491,919	2,328,415	906,338	2,273,926	1,798,807	2,109,235	2,664,196		12,572,838
DEPRECIATION, DEPLETION AND AMORTIZATION	(1,730,799)	(6,859,405)	(3,820,455)	(3,950,928)	(3,815,706)	(3,809,798)	(3,855,977)		(27,843,068)
IMPAIRMENT EXPENSE	(152,299)	(36,347,571)	(234,680)	(314,261)	(31,764,574)	(260,677)	(247,368)		(69,321,430)
STOCK COMPENSATION EXPENSE	138,497	(147,829)	(148,193)	(148,391)	(148,224)	(148,677)	(148,504)		(751,321)
INTEREST INCOME	-	-	-	-	-	-	-		-
INTEREST EXPENSE	(1,006,749)	628,136	(1,013,062)	(601,154)	(716,640)	(773,804)	(791,924)		(4,275,197)
DERIVATIVE SETTLEMENTS LOSS	-	-	-	-	-	-	-		-
DERIVATIVE MARK TO MARKET GAIN/(LOSS)	-	-	-	-	-	-	-		-
GAIN/LOSS ON SALE OF ASSETS	28,949	-	(6,028)	(81,278)	-	-	-		(58,357)
TOTAL INT, DEPR & OTHER ITEMS	(2,722,402)	(42,726,669)	(5,222,419)	(5,096,012)	(36,445,145)	(4,992,955)	(5,043,773)		(102,249,375)
NET INCOME BEFORE TAXES & REORGANIZATION ITEMS	(2,230,483)	(40,398,254)	(4,316,081)	(2,822,086)	(34,646,338)	(2,883,720)	(2,379,577)		(89,676,537)
INTEREST EARNED ON CASH FROM CHAPTER 11	467	373	361	373	373	1,436	296		3,677
PROFESSIONAL FEES	(414,223)	(1,077,226)	(439,234)	(911,406)	(735,411)	(971,035)	(1,018,786)		(5,567,321)
LOAN FEE AMORTIZATION	(28,903)	(597,780)	(520,479)	(634,378)	(1,030,883)	(343,627)	(815,461)		(3,971,511)
REORGANIZATION ITEMS	(442,660)	(1,674,633)	(959,353)	(1,545,411)	(1,765,921)	(1,313,227)	(1,833,952)		(9,535,156)
NET INCOME BEFORE TAXES	(2,673,142)	(42,072,887)	(5,275,433)	(4,367,497)	(36,412,259)	(4,196,947)	(4,213,529)		(99,211,693)
FEDERAL INCOME TAXES	-	(322,087)	-	(214,725)	16,756	(107,364)	(107,362)		(734,781)
NET INCOME (LOSS) (MOR-1)	(2,673,142)	(42,394,974)	(5,275,433)	(4,582,222)	(36,395,502)	(4,304,310)	(4,320,890)		(99,946,474)
*See Exhibit 6G for additional information.

MOR-6	Revised:	1/7/2010

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

STATEMENT OF INCOME (LOSS)
	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Total Before Elim	Eliminations & Reclass	Per Financials
	November-09	November-09	November-09	November-09	November-09	November-09	November-09	November-09	November-09	November-09	November-09	November-09	November-09	November-09
REVENUES (MOR-1)	528,843	3,246,362	-	-	-	19,335	17,241	-	-	338,531	622,958	4,773,271	(43,887)	4,729,384
TOTAL COST OF REVENUES	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GROSS PROFIT	528,843	3,246,362	-	-	-	19,335	17,241	-	-	338,531	622,958	4,773,271	(43,887)	4,729,384
OPERATING EXPENSES:
LEASE OPERATIONS	42,933	1,051,303	-	-	-	-	-	17,654	-	52,809	242,213	1,406,912	(180,254)	1,226,658
DRILLING OPERATIONS	1,216	(1,965)	-	-	-	20,507	16,187	-	-	-	-	35,945	(25,067)	10,878
PRODUCTION TAXES	-	160,756	-	-	-	-	-	-	-	29,884	36,468	227,108	-	227,108
EXPLORATION EXPENSES	6,564	20,054	-	-	-	-	-	-	-	3,300	12,315	42,232	-	42,232
DRY HOLE COSTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GAS GATHERING OPERATIONS	(81)	-	-	-	-	-	-	-	-	-	-	(81)	-	(81)
GENERAL AND ADMINISTRATIVE	522,450	(13,331)	-	-	-	25	2,245	1,793	-	71,240	(26,029)	558,392	-	558,392
TOTAL OPERATING EXPENSES	573,082	1,216,816	-	-	-	20,531	18,433	19,447	-	157,233	264,966	2,270,508	(205,321)	2,065,188
INCOME BEFORE INT, DEPR/TAX (MOR-1)	(44,238)	2,029,546	-	-	-	(1,196)	(1,191)	(19,447)	-	181,298	357,992	2,502,762	161,434	2,664,196
DEPRECIATION, DEPLETION AND AMORTIZATION	(96,064)	(3,226,834)	-	-	-	(2,459)	(77,892)	(19)	-	(182,662)	(301,608)	(3,887,537)	31,560	(3,855,977)
IMPAIRMENT EXPENSE	(89,771)	(157,841)	-	-	-	-	-	244	-	-	-	(247,368)	-	(247,368)
STOCK COMPENSATION EXPENSE	(148,504)	-	-	-	-	-	-	-	-	-	-	(148,504)	-	(148,504)
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-
INTEREST EXPENSE	(2,311,150)	-	-	-	-	-	(1,703)	-	-	-	-	(2,312,853)	1,520,930	(791,924)
DERIVATIVE SETTLEMENTS LOSS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
DERIVATIVE MARK TO MARKET GAIN/(LOSS)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GAIN/LOSS ON SALE OF ASSETS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL INT, DEPR & OTHER ITEMS	(2,645,489)	(3,384,675)	-	-	-	(2,459)	(79,595)	225	-	(182,662)	(301,608)	(6,596,263)	1,552,490	(5,043,773)
NET INCOME BEFORE TAXES & REORGANIZATION ITEMS	(2,689,728)	(1,355,129)	-	-	-	(3,655)	(80,786)	(19,222)	-	(1,363)	56,384	(4,093,500)	1,713,923	(2,379,577)
INTEREST EARNED ON CASH FROM CHAPTER 11	296	-	-	-	-	-	-	-	-	-	-	296	-	296
PROFESSIONAL FEES	(810,788)	(207,998)	-	-	-	-	-	-	-	-	-	(1,018,786)	-	(1,018,786)
LOAN FEE AMORTIZATION	(815,461)	-	-	-	-	-	-	-	-	-	-	(815,461)	-	(815,461)
REORGANIZATION ITEMS	(1,625,953)	(207,998)	-	-	-	-	-	-	-	-	-	(1,833,952)	-	(1,833,952)
NET INCOME BEFORE TAXES	(4,315,681)	(1,563,127)	-	-	-	(3,655)	(80,786)	(19,222)	-	(1,363)	56,384	(5,927,452)	1,713,923	(4,213,529)
FEDERAL INCOME TAXES	(107,362)	-	-	-	-	-	-	-	-	-	-	(107,362)	-	(107,362)
NET INCOME (LOSS) (MOR-1)	(4,423,043)	(1,563,127)	-	-	-	(3,655)	(80,786)	(19,222)	-	(1,363)	56,384	(6,034,814)	1,713,923	(4,320,890)

MOR-6G	Revised:	1/7/2010

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

CASH RECEIPTS AND	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
DISBURSEMENTS							DATE
1. CASH-BEGINNING OF MONTH	SEE ATTACHED EXHIBIT: MOR 7G - November 2009
RECEIPTS:
2. CASH SALES
3. COLLECTION OF ACCOUNTS RECEIVABLE
4. LOANS & ADVANCES (attach list)
5. SALE OF ASSETS
6. OTHER (attach list)
TOTAL RECEIPTS**
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
7. NET PAYROLL
8. PAYROLL TAXES PAID
9. SALES, USE & OTHER TAXES PAID
10. SECURED/RENTAL/LEASES
11. UTILITIES & TELEPHONE
12. INSURANCE
13. INVENTORY PURCHASES
14. VEHICLE EXPENSES
15. TRAVEL & ENTERTAINMENT
16. REPAIRS, MAINTENANCE & SUPPLIES
17. ADMINISTRATIVE & SELLING
18. ADEQUATE PROTECTION PAYMENT(S)
19. OTHER (attach list)
TOTAL DISBURSEMENTS FROM OPERATIONS
19. PROFESSIONAL FEES
20. U.S. TRUSTEE FEES
21. OTHER REORGANIZATION EXPENSES (attach list)
TOTAL DISBURSEMENTS**
22. NET CASH FLOW
23. CASH - END OF MONTH (MOR-2)

* Applies to Individual debtors only
MOR-7	**Numbers for the current month should balance (match)
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

Case Name: TXCO Resources Inc.
Case Number: 09-51807-RBK

CASH RECEIPTS AND DISBURSEMENTS
Month of	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Consolidated
November-09	TOTAL	TOTAL	TOTAL	Guaranty Operating	Guaranty Operating	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL
Beginning Cash Balance Available for Disbursements	$6,577,973.73	$-	$175.00	$-	$-	$3,771.29	$281.47	$140.05	$-	$985,862.84	$1,144,603.25	$8,712,807.63

Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Oil and Gas Receipts	$3,136,934.60	$-	$-	$-	$-	$-	$-	$-	$-	$242,392.02	$397,638.61	$3,776,965.23
Accts Receivable - Joint Interest Billings	$617,813.14	$-	$-	$-	$-	$-	$-	$-	$-	$87,505.65	$8,053.12	$713,371.91
Miscellaneous Inflows	$53.08	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$53.08
Intercompany Transfers - In	$3,931,134.46	$-	$-	$-	$-	$54,000.00	$1,319,144.00	$11,515.00	$-	$88,017.77	$226,106.40	$5,629,917.63
Loan Advances	$1,600,000.00	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$1,600,000.00
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Net Receipts	$9,285,935.28	$-	$-	$-	$-	$54,000.00	$1,319,144.00	$11,515.00	$-	$417,915.44	$631,798.13	$11,720,307.85

Total Cash Available for Disbursements	$15,863,909.01	$-	$175.00	$-	$-	$57,771.29	$1,319,425.47	$11,655.05	$-	$1,403,778.28	$1,776,401.38	$20,433,115.48

Intercompany Transfers - Out	$3,996,649.46	$-	$-	$-	$-	$-	$1,319,144.00	$-	$-	$88,017.77	$226,106.40	$5,629,917.63

Disbursements	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Operating Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Payroll and Benefits, Total Company	$338,205.40	$-	$-	$-	$-	$-	$-	$10,628.84	$-	$16,700.48	$-	$365,534.72
Office Rent - Houston and San Antonio	$50,409.45	$-	$-	$-	$-	$-	$-	$-	$-	$15,816.98	$-	$66,226.43
Insurance	$48,168.53	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$48,168.53
Financial and Legal Expenses - Recurring	$7,950.00	$-	$-	$-	$-	$-	$-	$-	$-	$1,892.00	$-	$9,842.00
Cage Ranch Attorney Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Board of Director Expenses	$15,000.00	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$15,000.00
Severance Taxes	$16,901.10	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$16,901.10
Travel and Other Misc. Operating Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Miscellaneous Restructuring Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Unreserved Revenue Disbursement	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Operating Expenses	$129,209.36	$-	$-	$-	$-	$710.63	$-	$102.38	$-	$42,243.95	$24,222.63	$196,488.95
Total Operating Expenses	$605,844	$-	$-	$-	$-	$711	$-	$10,731	$-	$76,653	$24,223	$718,162

Revenue Distributions	$605,559	$-	$-	$-	$-	$-	$-	$-	$-	$9,935	$51,539	$667,033

Restructuring Expenses	$603,568.19	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$603,568.19

Committee Professional Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Lease Operating Expenses	$313,275.49	$-	$-	$-	$-	$54,937.73	$-	$700.00	$-	$40,327.12	$89,033.45	$498,273.79

Capex - Drilling	$1,379,153.60	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$1,379,153.60

Capex - Lease Payments & Seismic	$426,323.54	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$426,323.54

Capex - Existing Wells (Operated and Non Operated)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Cash Available For Debt Service	$7,933,536.01	$-	$175.00	$-	$-	$2,122.93	$281.47	$223.83	$-	$1,188,844.92	$1,385,500.04	$10,510,684.20

Total Debt	$834,348.14	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$834,348.14

Cash Available After Debt Service	$7,099,187.87	$-	$175.00	$-	$-	$2,122.93	$281.47	$223.83	$-	$1,188,844.92	$1,385,500.04	$9,676,336.06

Net Misc. Cash Outflows	$6,930.54	$-	$-	$-	$-	$-	$-	$0.00	$-	$(4,728.50)	$21.05	$2,223.09

Total Disbursements	$8,771,651.68	$-	$-	$-	$-	$55,648.36	$1,319,144.00	$11,431.22	$-	$210,204.86	$390,922.39	$10,759,002.51

Change in Cash	$514,283.60	$-	$-	$-	$-	$(1,648.36)	$-	$83.78	$-	$207,710.58	$240,875.74	$961,305.34

Ending Cash Balance	$7,092,257.33	$-	$175.00	$-	$-	$2,122.93	$281.47	$223.83	$-	$1,193,573.42	$1,385,478.99	$9,674,112.97
Check Figure	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$3,108,093.54

Intercompany Transfers - In	$3,931,134.46	$-	$-	$-	$-	$54,000.00	$1,319,144.00	$11,515.00	$-	$88,017.77	$226,106.40	$5,629,917.63
Intercompany Transfers - Out	$(3,996,649.46)	$-	$-	$-	$-	$-	$(1,319,144.00)	$-	$-	$(88,017.77)	$(226,106.40)	$(5,629,917.63)
Net Intercompany Transfers	$(65,515.00)	$-	$-	$-	$-	$54,000.00	$-	$11,515.00	$-	$-	$-	$-

Total Disbursements - net of Intercompany	$4,775,002.22	$-	$-	$-	$-	$55,648.36	$-	$11,431.22	$-	$122,187.09	$164,815.99	$5,129,084.88

MOR-7G

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF _____________________

BANK NAME	SEE ATTACHED EXHIBITS: MOR 8G - November 2009
ACCOUNT NUMBER
ACCOUNT TYPE
BANK BALANCE
DEPOSITS IN TRANSIT
OUTSTANDING CHECKS
ADJUSTED BANK BALANCE
BEGINNING CASH - PER BOOKS
RECEIPTS*
TRANSFERS BETWEEN ACCOUNTS
(WITHDRAWAL) OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS*
ENDING CASH - PER BOOKS

MOR-8	*Numbers should balance (match) TOTAL RECEIPTS and
TOTAL DISBURSEMENTS lines on MOR-7

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	November-09

BANK NAME	Frost Bank	Frost Bank	Frost Bank	Frost Bank	Guaranty	Guaranty	Guaranty	Guaranty	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	Leasing Account	Drilling Account	Concentration	Controlled Disbursement	Revenue Clearing	Revenue Disbursement	November-09
BANK BALANCE	3,624,564	851,578	275,183	3,065,811	-	-	0	-	7,817,136
DEPOSITS IN TRANSIT	-	-	-	-	-	-	-	-	-
OUTSTANDING CHECKS	723,792	53,583	78,703	383,083	-	-	(0)	-	1,239,162
ADJUSTED BANK BALANCE	2,900,772	797,994	196,479	2,682,728	-	-	0	-	6,577,974
BEGINNING CASH - PER BOOKS	2,900,772	797,994	196,479	2,682,728	-	-	0	-	6,577,974
RECEIPTS*	2,217,866	3,136,935	-	-	-	-	-	-	5,354,801
TRANSFERS BETWEEN ACCOUNTS	741,351	(2,119,000)	(8,430)	1,320,565	-	-	-	-	(65,515)
CHECKS/OTHER DISBURSEMENTS*	2,613,966	605,559	176,324	1,379,154	-	-	0	-	4,775,002
ENDING CASH - PER BOOKS	3,246,022	1,210,370	11,725	2,624,140	-	-	0	-	7,092,257

MOR-8F							Revised:	1/7/2010

CASE NAME:	PPL OPERATING, INC.
CASE NUMBER:	09-51817-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	November-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	PPLOI Operating	November-09
BANK BALANCE	175	-	175
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	-	-
ADJUSTED BANK BALANCE	175	-	175
BEGINNING CASH - PER BOOKS	175	-	175
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-	-
ENDING CASH - PER BOOKS	175	-	175

MOR-8F	Revised:	1/7/2010

CASE NAME:	MAVERICK-DIMMIT PIPELINE, LTD.
CASE NUMBER:	09-51816-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	November-09

BANK NAME	Guaranty	TOTAL
ACCOUNT TYPE	MDPL Operating	November-09
BANK BALANCE	-	-
DEPOSITS IN TRANSIT	-	-
OUTSTANDING CHECKS	-	-
ADJUSTED BANK BALANCE	-	-
BEGINNING CASH - PER BOOKS	-	-
RECEIPTS*	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-
ENDING CASH - PER BOOKS	-	-
Revised:
MOR-8F	1/7/2010

CASE NAME:	MAVERICK GAS MARKETING, LTD.
CASE NUMBER:	09-51815-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	November-09

BANK NAME	Guaranty	TOTAL
ACCOUNT TYPE	MGM Operating	November-09
BANK BALANCE	-	-
DEPOSITS IN TRANSIT	-	-
OUTSTANDING CHECKS	-	-
ADJUSTED BANK BALANCE	-	-
BEGINNING CASH - PER BOOKS	-	-
RECEIPTS*	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-
ENDING CASH - PER BOOKS	-	-
Revised:
MOR-8F	1/7/2010

CASE NAME:	EAGLE PASS WELL SERVICE, LLC
CASE NUMBER:	09-51808-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	November-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	EPWS Operating	November-09
BANK BALANCE	4,271	-	4,271
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	500	-	500
ADJUSTED BANK BALANCE	3,771	-	3,771
BEGINNING CASH - PER BOOKS	3,771	-	3,771
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	54,000	-	54,000
CHECKS/OTHER DISBURSEMENTS*	55,648	-	55,648
ENDING CASH - PER BOOKS	2,123	-	2,123

MOR-8F	Revised:	1/7/2010

CASE NAME:	TXCO DRILLING CORP.
CASE NUMBER:	09-51809-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	November-09

BANK NAME	Frost Bank	Western National Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	TXCO Drilling	TXCO Drilling Operating	November-09
BANK BALANCE	281	0	-	281
DEPOSITS IN TRANSIT	-	-	-	-
OUTSTANDING CHECKS	-	(0)	-	(0)
ADJUSTED BANK BALANCE	281	0	-	281
BEGINNING CASH - PER BOOKS	281	0	-	281
RECEIPTS*	-	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-	-	-
ENDING CASH - PER BOOKS	281	0	-	281

MOR-8F		Revised:	1/7/2010

CASE NAME:	CHARRO ENERGY, INC.
CASE NUMBER:	09-51810-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	November-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	Charro Energy	November-09
BANK BALANCE	13,493	-	13,493
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	13,353	-	13,353
ADJUSTED BANK BALANCE	140	-	140
BEGINNING CASH - PER BOOKS	140	-	140
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	11,515	-	11,515
CHECKS/OTHER DISBURSEMENTS*	11,431	-	11,431
ENDING CASH - PER BOOKS	224	-	224

MOR-8F	Revised:	1/7/2010

CASE NAME:	TEXAS TAR SANDS, INC.
CASE NUMBER:	09-51814-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	November-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	Tar Sands Operating	November-09
BANK BALANCE	-	-	-
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	-	-
ADJUSTED BANK BALANCE	-	-	-
BEGINNING CASH - PER BOOKS	-	-	-
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-	-
ENDING CASH - PER BOOKS	-	-	-

MOR-8F	Revised:	1/7/2010

CASE NAME:	OUTPUT ACQUISITION CORP.
CASE NUMBER:	09-51811-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	November-09

BANK NAME	Frost Bank	Frost Bank	Amegy	Amegy	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	Output Operating	Output Royalty	November-09
BANK BALANCE	1,006,068	13,084	4,447	-	1,023,600
DEPOSITS IN TRANSIT	-	-	-	-	-
OUTSTANDING CHECKS	32,621	387	4,729	-	37,737
ADJUSTED BANK BALANCE	973,447	12,697	(281)	-	985,863
BEGINNING CASH - PER BOOKS	973,447	12,697	(281)	-	985,863
RECEIPTS*	87,506	242,392	-	-	329,898
TRANSFERS BETWEEN ACCOUNTS	88,018	(84,000)	(4,018)	-	0
CHECKS/OTHER DISBURSEMENTS*	116,551	9,935	(4,299)	-	122,187
ENDING CASH - PER BOOKS	1,032,419	161,154	(0)	-	1,193,573

MOR-8F			Revised:	1/7/2010

CASE NAME:	OPEX ENERGY, LLC
CASE NUMBER:	09-51813-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	November-09

BANK NAME	Frost Bank	Frost Bank	Amegy	Amegy	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	OPEX Operating	OPEX Royalty	November-09
BANK BALANCE	931,795	275,725	5,106	-	1,212,627
DEPOSITS IN TRANSIT	-	-	-	-	-
OUTSTANDING CHECKS	25,914	42,110	(0)	-	68,024
ADJUSTED BANK BALANCE	905,881	233,616	5,106	-	1,144,603
BEGINNING CASH - PER BOOKS	905,881	233,616	5,106	-	1,144,603
RECEIPTS*	8,053	397,639	-	-	405,692
TRANSFERS BETWEEN ACCOUNTS	226,106	(221,000)	(5,106)	-	(0)
CHECKS/OTHER DISBURSEMENTS*	113,277	51,539	-	-	164,816
ENDING CASH - PER BOOKS	1,026,763	358,716	0	-	1,385,479

MOR-8F			Revised:	1/7/2010

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.)  (Attach additional pages as necessary).

		MONTH	MONTH	MONTH	MONTH	MONTH	MONTH**	MONTH	MONTH
INSIDERS: NAME / COMP TYPE		5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09	Nov-09	Dec-09

1.	Frank Russell / 401k Match	135.00	-	-	-	-	-	-
2.	Frank Russell / Insurance	272.20	602.73	602.73	602.73	602.73	602.73	602.73
3.	Frank Russell / Salary	4,500.00	15,000.00	15,000.00	15,000.00	15,000.00	22,500.00	15,000.00
4.	Frank Russell / Expense Reimbursement	1,009.59	-	730.69	581.27	-	196.08	1,050.53
5.	Gary Grinsfelder / 401k Match	218.07	-	-	-	-	-	-
6.	Gary Grinsfelder / Insurance	296.71	657.00	657.00	657.00	657.00	657.00	657.00
7.	Gary Grinsfelder / Salary	7,269.23	24,230.78	24,230.78	24,230.78	24,230.78	36,346.17	24,230.78
8.	Gary Grinsfelder / Expense Reimbursement	-	-	1,938.83	-	2,218.93	1,245.65	-
9.	Jim Sigmon / 401k Match	242.31	-	-	-	-	-	-
10.	Jim Sigmon / Insurance	296.71	657.00	657.00	657.00	657.00	657.00	657.00
11.	Jim Sigmon / Salary	8,076.92	26,923.08	26,923.08	26,923.08	26,923.08	40,384.62	26,923.08
12.	Jim Sigmon / Expense Reimbursement	-	1,017.12	1,599.09	1,161.83	1,081.11	1,436.32	796.02
13.	Jim Sigmon / Royalty Payments	-	72,305.54	27,397.37	28,640.48	23,861.45	26,355.94	22,068.58
14.	Richard A. Sartor / 401k Match	105.92	-	-	-	-	-	-
15.	Richard A. Sartor / Insurance	290.48	657.00	657.00	657.00	657.00	657.00	657.00
16.	Richard A. Sartor / Salary	3,530.77	11,769.24	25,061.54	11,830.77	16,538.46	24,807.69	16,538.46
17.	Richard A. Sartor / Expense Reimbursement	292.49	275.96	1,034.98	-	484.67	136.93	356.21
18.	Ronald Tabery / 401k Match	95.19	-	-	-	-	-	-
19.	Ronald Tabery / Insurance	263.51	583.48	583.48	583.48	583.48	583.48	583.48
20.	Ronald Tabery / Salary	3,173.08	10,576.92	10,576.92	10,576.92	10,576.92	15,865.38	10,576.92
21.	Ronald Tabery / Expense Reimbursement	-	30.26	1,458.74	825.39	1,174.43	1,043.41	-
22.	Alan L. Edgar / Director Compensation	-	1,000.00	10,500.00	1,000.00	9,500.00	2,000.00	3,000.00
23.	Dennis B. Fitzpatrick / Director Compensation	-	1,000.00	13,000.00	1,000.00	12,000.00	2,000.00	2,000.00
24.	Michael Pint / Director Compensation	-	1,000.00	10,500.00	1,000.00	9,500.00	1,000.00	3,000.00
25.	Jake Roorda / Director Compensation	-	1,000.00	11,398.71	1,000.00	7,500.00	2,000.00	3,000.00
26.	Anthony Tripodo / Director Compensation	-	-	10,532.34	1,000.00	8,500.00	2,000.00	3,000.00
27.	Jon Michael Muckleroy / Director Compensation	-	1,000.00	13,000.00	1,000.00	10,000.00	2,000.00	1,000.00
TOTAL INSIDERS (MOR-1)		30,068.18	170,286.11	208,040.28	128,927.73	182,247.04	184,475.40	135,697.79	-

		MONTH	MONTH	MONTH		MONTH	MONTH	MONTH	MONTH	MONTH
PROFESSIONALS		5/18/09 - 5/31/09	Jun-09	Jul-09		Aug-09	Sep-09	Oct-09	Nov-09	Dec-09

1.	Cox & Smith	-	-	395,333.65	*	166,692.77	-	230,864.40	292,970.35
2.	Fulbright & Jaworski	-	-	157,289.15	*	-	-	11,817.09	-
3.	FTI Consulting Inc.	-	200,000.00	208,734.47		225,562.88	200,000.00	226,798.82	200,000.00
4.	KPMG	-	-	-		-	-	54,999.44	-
5.	Gardere Wynne Sewell LLP	-	-	-		269,168.61	-	184,786.70	-
TOTAL PROFESSIONALS (MOR-1)		-	200,000.00	208,734.47		661,424.26	200,000.00	709,266.45	492,970.35	-

MOR-9	*These figures were transposed in the July and August MOR filings.	Revised:	1/7/2010
They have been corrected as of the September report.
** October had three pay periods versus the two pay periods in prior months